                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                             JANUS INVESTMENT FUND
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                  303-333-3863
                                  ------------
                (Registrant's Telephone No., including Area Code)

 Stephanie Grauerholz-Lofton -- 151 Detroit Street, Denver, Colorado 80206-4805
 ------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

--------------------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         3) Filing Party:

--------------------------------------------------------------------------------
         4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)

[Janus Logo]

Form of

                                                   Please take a Moment and Cast
                                                  Your Vote Before JUNE 10, 2010

                           ****URGENT ACTION ITEM****

Dear Shareholder:

We are writing to follow-up on proxy materials that were previously mailed to you regarding the Special Meeting(s) of Shareholders of the Janus Investment Fund (the "Trust"). Our records indicate that we have not yet received your vote. If you have already voted, please disregard this notice and thank you. If not, we urge you to vote as soon as possible so a sufficient number of votes can be obtained to hold the meeting(s).

                               PLEASE VOTE TODAY!

You may think your vote is not important, but your participation is critical to holding the meeting(s). We urge you to vote your proxy now. A copy of the proxy statement is available on the solicitor's website at www.kingproxy.com/janus or by calling the toll free number shown below.

                                 1-800-825-0898

JANUS has made it easy for you to vote. Please have your proxy materials, including the control number on your proxy card or voting instruction form, available prior to voting. We encourage you to utilize one of the following options to record your vote promptly:

- SPEAK TO a live proxy specialist by calling the number above. We can answer your questions and record your vote. (Monday-Friday 8 a.m. - 10 p.m., Saturday 11 a.m. - 5 p.m. Eastern Time)

- LOG ON to the website noted on your proxy card or voting instruction form, enter the control number printed on the card, and vote by following the on-screen prompts.

- CALL the phone number on the proxy card or voting information form, enter the control number printed on the card, and follow the touch-tone prompts.

- MAIL your signed and dated proxy card or voting information form in the postage-paid envelope provided.

-    ATTEND the Special Meeting(s) of Shareholders on JUNE 10, 2010.

For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL(S).

                          YOUR VOTE IS VERY IMPORTANT.
                         PLEASE VOTE YOUR SHARES TODAY.